UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 21, 2006

Books-A-Million, Inc. __________________________________________________________________________________________________ (Exact name of registrant as specified in its charter)

DELAWARE _______________________________ (State or other jurisdiction of incorporation)	0-20664 _____________ (Commission File Number)	63-0798460 _____________________ (IRS Employer Identification No.)

402 Industrial Lane, Birmingham, Alabama ____________________________________________________________ (Address of principal executive offices)	35211 ______________________________ (Zip Code)

Registrant's telephone number, including area code (205) 942-3737

N/A
___________________________________________________________________________________
           (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure.

        On June 21, 2006, Books-A-Million, Inc. issued a press release announcing that its board of directors has authorized a program to repurchase up to $10 million in shares of its common stock. A copy of the press release is attached hereto as Exhibit 99.1.

        The information in this Report, including the exhibit attached hereto, is furnished solely pursuant to Item 7.01 of this Form 8-K. Consequently, it is not deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933 if such subsequent filing specifically references this Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)     Exhibits.

        The exhibit is furnished pursuant to Item 7.01 and shall not be deemed to be “filed.”

Exhibit No. Document Description 99.1
Press Release dated June 21, 2006

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date June 26, 2006	BOOKS-A-MILLION, INC. (Registrant) /s/ Richard S. Wallington (Signature) Name: Richard S. Wallington Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No. Document Description 99.1
Press Release dated June 21, 2006